Pacific Select Fund NSAR 12-31-14
EXHIBIT 77Q1(a)
MATERIAL AMENDMENTS TO REGISTRANT'S CHARTER OR BYLAWS



The following documents are included in Registrant's Form Type N1A/A, Accession No. 0001193125-15-017393 filed on January 22, 2015, and incorporated by reference herein:


By-Laws